EXHIBIT 23.3


                           CONSENT OF INDEPENDENT AUDITORS


     We consent to the use in this Registration Statement on Form SB-2 of Medley Credit Acceptance Corp. of our report dated March 31, 1997, appearing in the Prospectus, which is part of this Registration Statement.

     We also consent to the reference to us as "Experts" in such Prospectus.



                                             /s/ Daszkal, Bolton & Manela

                                             Daszkal, Bolton & Manela




     Boca Raton, Florida
     June 10, 1997